FORMCAP CORP.



FORM 10-K
(Current report filing)




Filed 02/10/10 for the Period Ending 02/10/10



	Address		50 WEST LIBERTY STREET
			SUITE 880
			RENO, NV 89501

	Telephone	775-322-0626
	CIK		0001102709
	Symbol		FRMC
	SIC Code	7372 - Prepackaged Software
	Fiscal Year	12/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : February 10, 2010

FORMCAP CORP.
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

0 - 28847
( Commission File Number )

1006772219
( I. R. S. Employer Identification No. )

50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

775-322-0626
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  )  Written communications pursuant to Rule 425 under the Securities
      Act (17 CRF 230.425)
(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CRF 240.14a-12)
(  )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 1.01 Entry Into A Material Definitive Agreement

On February 5, 2010, the Registrant and Norman J. Mackenzie entered into Letter of Intent, Oil and Gas Farm-in,
Operating and Consulting Agreement to develop and execute the drilling and development plan for the Weber City
Prospect.


Exhibit: Letter of Intent Agreement as per attach.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORMCAP CORP.


By : /s/  Graham Douglas
         _______________
	  Graham Douglas
     Director / Secretary


February 10, 2010
















Exhibit

LETTER OF INTENT

OIL AND GAS

FARM-IN, OPERATING AND CONSULTING
AGREEMENT


This Agreement made effective the 5th day of February, 2010

BETWEEN:

NORMAN J. MACKENZIE, and or his Assignee
(referred to as "MACKENZIE ") with an address for notice and delivery located at 444 5th Avenue SW, Suite 700, Calgary, AB, T2P 2T8, CANADA

AND:

	FORMCAP CORP (referred to as the "FORMCAP") with an address for notice and delivery located at 50
West Liberty Street, Suite 880, Reno, NV, 89501,
USA

WHEREAS:


A. FormCap holds Petroleum and Natural Gas (P&NG) leases in the New Mexico, USA known as the Weber City Prospect, with future developmental potential. FormCap wishes to exploit these leases, as to some with farm-in participation. FormCap has personnel with expertise in the industry;

B. Mackenzie is in the business of funding and developing oil and gas interests and wishes to be granted an option to farm-in to FormCap's Weber City Prospect, located in Curry County, New Mexico (and subject to all such third party reservations, royalties or other burdens as apply thereto), as described in Schedule "A" hereto (the
"Property") and to acquire an option and first right of refusal to further participate in the Property.
Mackenzie has personnel, and access to consultants, with expertise in the industry and would like to become the contract Operator of the Weber City Prospect in accordance with this Agreement. Mackenzie intends, subject to good oilfield practice and the availability of equipment and expert personnel to conduct the following general work program on the property:

a. Shoot, process and interpret a seismic program (the
Seismic Program) to evaluate the Property;

b. Drill one Shallow Well to a depth of approximately
3000ft; and drill one Deep Well to approximately
8000 ft. subject to confirmation of a drillable prospect from the results of the seismic program.
NOW THEREFORE this Agreement witness that the parties do agree as follows:

1. Property Working Interest Option.   Mackenzie is
hereby granted separate options (the Options) to farm-in to the Deep Rights, and the Shallow Rights in the Property on the terms and conditions described below, subject to Mackenzie being in good standing under this Agreement and the Joint Operating Agreement ("JOA"):

a. Shallow Rights: Mackenzie shall have the Option to acquire through farm-in: a minimum
15% Working Interest (W.I.) by paying 25% of costs; to a maximum 30% W.I. by paying 50% of costs, in the Shallow Rights. Shallow Rights means the P&NG rights to the base of the target formation of the first shallow well (approx
3,000 ft.) in all the Property leases.  This
Option may be exercised within 90 days of the commencement of production testing of the shallow well. Upon exercise, Mackenzie will have 10 days to pay all cost associated with the exercise of the option. Earning will be at the outlet valve of the production tank(s) of the first shallow well.

b. Deep Rights: Mackenzie will also have the option to farm-in to the Deep Rights on the same minimum/maximum Pay/Earn options as in 1.a. above. Mackenzie will have 60 days from the completion of the final interpretation of a seismic program to evaluate the Property, to commit to the drilling of a deep well (approx
8,000ft.). Thereafter, upon exercise of the Option, Mackenzie will pay all future costs of the Deep Rights operation on the basis of the chosen farm-in ratio. Deep Rights means the P&NG rights below the Shallow Rights in all the Property leases. Earning will be at the outlet valve of the wellhead of the first deep well after perforation and completion for production.

   Mackenzie will provide written notice to FormCap of its' intent to exercise its Deep
Rights Option and will deliver to FormCap proceeds equal to its proportionate share of the Authorization for Expenditure ("AFE") for the first Deep Rights well on the Property.
Such funds shall be paid in cash, or
equivalent, within 30 days of notice.

c. Within 60 days of earning any of the above
Rights, Formcap will deliver a registered WI title document to Mackenzie.

2. Operator Agreement and Powers. The Property will be managed and operated by Mackenzie in accordance with this Agreement and the terms set forth within the amended standard 1989 Form AAPL Joint Operating Agreement ("JOA"), as attached hereto as Schedule "B". Formcap will pay all of the costs of all the operations including, but not limited to: geological and geophysical and related consultant costs; drilling and production and related consultant costs; third party accounting costs; Property land supervision and related consultant costs including all civil works; travel costs; legal costs, including all the cost to completed a formal agreement between Mackenzie and Formcap; and any and all other costs of the Property operations until Mackenzie has earned its working interest(s) under this agreement. Thereafter Mackenzie shall pay its WI share of all future operational costs of the Property under the terms of the JOA. Upon Earning any of the working interests under this agreement Mackenzie shall be registered in the title of the property as described in1.c. above.

Furthermore, FormCap agrees to pay Mackenzie a monthly Consulting Fee in the amount of CDN$10.000.00 per month and issue Mackenzie 500,000 restricted common shares (the Shares) of FormCap. The Consulting Fee shall commence within 7 days of signature of this agreement pro-rated for the first month and due thereafter on the first day of each month. The Shares will be delivered to Mackenzie within 30 days of signature of this Agreement.

3. Right of Future Participation.
   a. So long as it is in good standing under the terms of this Agreement and the JOA, Mackenzie shall have a right for a period of two (2) years to participate in any future farm-out by FormCap in any additional property (New
Property) acquired by FormCap or an affiliate, subsequent to the signature of this agreement, in the general vicinity of the Weber City Prospect, pursuant to an Area of Mutual
Interest (AMI) to be determined and included in the Formal
Agreement. Such right shall be granted under terms and conditions similar to those set forth in this agreement.
FormCap shall give Mackenzie notice of its intent to farm-out interests and Mackenzie shall have the right
(exercisable within 30 days of notice) to participate for its percentage interest.

   b. Notwithstanding the foregoing Mackenzie, upon Earning its interest(s) pursuant to this Agreement shall have the right to acquire, at cost, any New Property on the basis of its Earned Interest(s). Such right shall be exclusive of any rights exercised in 3.a. above.

4. Right of First Refusal. So long as it is in good standing under the terms of this Agreement and the JOA, Mackenzie shall have a right for a period of two (2) years to exercise a right of first refusal for any interests which FormCap may abandon in the Weber City Prospect.
FormCap shall give Mackenzie notice of intent to abandon and the terms thereof and Mackenzie shall have the right
(exercisable for 30 days from notice) to acquire the interest which FormCap intends to abandon.

5. Due Diligence and Disclosure.    FormCap will provide
Mackenzie with access to all geological, geophysical, production, engineering, land, legal, accounting, operating and all other records and information (the "Project Data"), not prohibited by law or confidentiality of other participants (and subject to Mackenzie executing such confidentiality or compliance documents as may be required by third parties, professionals, or other parties of interest), covering the Property required by Mackenzie to effectively perform any advisable due diligence, audits, reports (whether for public purposes or otherwise) or for any reason required or advisable for determination by Mackenzie of FormCap's compliance with this Agreement and the JOA, for public reporting purposes, finance and auditing or other matters material to Mackenzie. Such access shall be provided at FormCap's primary business office, any Property field offices and consultants of FormCap. FormCap shall also provide Mackenzie with access to the well sites and locations to the well-bores. FormCap warrants that it will make disclosure fully and without reservation and will not withhold any information regarding the Property and the Project Data. FormCap shall freely and promptly make available all of its officers, managers, consultants, legal counsel, accountants and every other person or record source regarding the Property, and shall cause and instruct any such persons to be fully frank and cooperative with Mackenzie. All reviews of the Property and the Project Data are done so at the sole risk and expense of Mackenzie.

6. FormCap Warranties.    FormCap warrants as follows:

(a) it is duly incorporated under the laws of its jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate and securities laws and will employ reasonable commercial best efforts to remain so;

(b) it is qualified, or will be qualified at the relevant times, to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and the it has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c) it is and will remain the registered and beneficial owner of sufficient interests in the Property to convey the WI Interests, it has requisite authority from the Property owners to conduct operations as contemplated hereunder, it is in control of 100% of the legal and beneficial ownership of its proportionate working interests in the well-bores and Property and there are no liens, encumbrances, third party rights or options, or any other imposition on title or ownership or use of the same or the fruits of the Property, except as may be imposed by laws of general application, which would interfere with this Agreement or the JOA such as to render the operations of the Property and the WI Interests uneconomic;

(d) there are no actions, suits, proceedings or investigations pending or threatened, which may affect, without limitation, the Property, this Agreement or the JOA or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and the Property will be operated in accordance with all applicable law and regulation;

(e) it is not aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Property, this Agreement or the JOA;

(f) it is not required to obtain any authorizations, approvals, or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement;

(g) it has not committed to sell, license, distribute, option, or otherwise dispose of or grant any interest in all or any part of the Property or agree to do or perform any act or enter into any transaction or negotiation which could reasonably be expected to interfere with this Agreement or which would render inaccurate any of the representations, warranties or covenants set forth in this Agreement;

(h) the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, or will have been so authorized at the relevant time;

(i) this Agreement constitutes a legal, valid and binding obligation of FormCap enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;
and

(j) it will employ good faith, due diligence, and best efforts to perform its obligations of this Agreement and the JOA and will enter into such additional or collateral agreements as may be reasonably required by Mackenzie to effect and complete the objects and intent of this Agreement.


7. Mackenzie Warranties.    Mackenzie warrants as
follows:

(a) it will be duly incorporated under the laws of Alberta prior to commencement of operations under this Agreement and will be validly existing and in good standing with respect to all statutory filings required by the applicable corporate and securities laws and will employ reasonable commercial best efforts to remain so;

(b) it is qualified, or will be qualified at the relevant times, to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and the it has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c) there are no actions, suits, proceedings or investigations pending or threatened, which may cause affect, without limitation, to the Property, this Agreement or the JOA or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign;

(d) it is not aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Property, this Agreement or the JOA;

(e) it is not required to obtain any authorizations, approvals, or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement;

(f) the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, or will have been so authorized at the relevant time;

(g) this Agreement constitutes a legal, valid and binding obligation of Mackenzie enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(h) it will employ good faith, due diligence, and best efforts to perform its obligations of this Agreement and the JOA and will enter into such additional or collateral agreements as may be reasonably required by FormCap to effect and complete the objects and intent of this Agreement.

8. Operator Operating Costs.    Commencing the month
operations begin on the first Property well-bore the parties agree that other than: operations management;
accounting; supervision for well operations and any other reasonable costs for all work on the Property, no fees will be payable to either FormCap or Mackenzie other than the Consulting Fee. Mackenzie will provide an accounting to the parties monthly of Expenses incurred.

9  Consulting Service Fees and Expenses.
Mackenzie will provide direct and third-party consulting services to FormCap, as and when requested, on a priority basis. Any expenses incurred by Mackenzie for providing third-party services will be reimbursed as to 110% of the invoice/receipt submitted.

10. General Matters.

(a) Mackenzie will organize for the acquisition of, and maintain, adequate liability insurance for the Property on behalf of Formcap, the proof of which shall be furnished prior to the commencement of any operations.

(b) Mackenzie and FormCap agree to settle any difference(s) regarding this Agreement through binding arbitration, an Arbitrator of which shall be mutually agreed upon by the Parties. In the absence of a mutually acceptable arbitrator, the Courts of the Province of Alberta shall be the prevailing authority.

(c) Neither Mackenzie nor FormCap will assign its Interests in this Agreement or the Property without the prior written consent of FormCap, which consent shall not be unreasonably with held, or otherwise in accordance with this Agreement.

(d)	This Agreement shall be kept confidential and no
disclosure of the same shall be made without mutual consent, which shall not be unreasonably with held, except as required by regulatory and other public authorities.

(e) Each notice or other communication given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail at the addresses first set forth in this Agreement. The date of receipt of such communication shall be the date of delivery thereof if delivered or if by registered mail shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services in which case the date of receipt shall be the date on which the communication is actually received. Either party may at any time notify the other party in writing of a change of address.

(g) This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. It is agreed that this Agreement is a 'short form' and that the Parties will within 60 days of signature of this Agreement complete a Formal Agreement that will more fully outline and describe the rights and duties of the Parties.

IN WITNESS WHEREOF the Parties have hereunto set their hands by their duly authorized signatories.


FORMCAP CORP.		       NORMAN J. MACKENZIE


/s/  Graham Douglas	     /s/  Norman J. Mackenzie
________________               ______________________
Per:  Graham Douglas,        Per: Norman J. Mackenzie
President